UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2007

SOLERA NATIONAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-138042	02-0774841
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5801 W. Alameda Ave., Suite B Lakewood, CO 80226 303-209-8600
(Address and telephone number of principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.01  Regulation FD Disclosure.

On June 21, 2007, the Company accepted the resignation of Dr. Christine Johnson from her membership on the Company’s board of directors. A copy of the resignation letter form Dr. Johnson is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

Exhibit 99.1	Letter of Resignation of Dr. Christine Johnson, dated June 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

Date: June 21, 2007	By:	/s/ Robert J. Fenton
Name: Robert J. Fenton
Title: Vice President, Secretary and Treasurer